UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Bespoke Extracts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2590 Walnut St.

Denver, CO 80205

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (855) 633-3738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2022, Bespoke Extracts Colorado, LLC (“Bespoke Colorado”), a wholly-owned subsidiary of Bespoke Extracts, Inc. (the “Company”) entered into amendment No. 2 to the asset purchase agreement, dated December 2, 2021, between Bespoke Colorado and WonderLeaf, LLC. Pursuant to the amendment, the “Termination Date” under the asset purchase agreement was extended to August 30, 2022.

Item 3.02 Unregistered Sales of Equity Securities.

From May 23, 2022 to June 30, 2022, the Company issued and sold to investors an aggregate of 18,440,000 shares of common stock and warrants to purchase an aggregate of 4,610,000 shares of common stock, for an aggregate purchase price of $92,200, pursuant to securities purchase agreements between the Company and the investors. The warrants have an exercise price of $0.05 and expire June 30, 2023. The investors included Infinity Management, LLC (“Infinity”), which purchased 8,000,000 shares of common stock, and warrants to purchase 2,000,000 shares of common stock, for an aggregate purchase price of $40,000. The Company’s chief executive officer, Michael Feinsod, is the managing member of Infinity.

The Company also extended the expiration date of its previously issued warrants with an exercise price of $0.05 to June 30, 2023.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2022, the Company adopted an amendment to the Company’s bylaws. The amendment added provisions to address potential unsuitable or prohibited beneficial owners in connection with licensing requirements which require shares to be subject to redemption to prevent loss of or to reinstate any license. The Company adopted the amendment to comply with Colorado cannabis licensing requirements

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Amendment No.1 to Bylaws
10.1	Amendment No. 2 to Asset Purchase Agreement
10.2	Form of Purchase Agreement (incorporated by reference to 8-K filed January 3, 2022)
10.3	Form of Warrant (incorporated by reference to 8-K filed January 3, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bespoke Extracts, Inc.

Date: July 7, 2022	By:	/s/ Michael Feinsod
Michael Feinsod Chief Executive Officer

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